THE HOME OF PHEXXI – FDA-APPROVED ON-DEMAND, NON-HORMONAL CONTRACEPTIVE GEL.

EVOFEM BIOSCIENCES

NASDAQ: EVFM


SAUNDRA PELLETIER
CHIEF EXECUTIVE OFFICER
MAY 2022
SCIENCE WITH A SOUL

FORWARD-LOOKING STATEMENTS

This presentation contains forward looking statements within the meaning of The Private Securities Litigation Reform Act of 1995 and other federal securities laws.

In some cases, you can identify forward looking statements by terms such as "may," "will," "should," "expect," "plan," "aim," "anticipate," "strategy," "objective," "designed," "suggest," "currently," "could," "intend," "target," "project," "contemplate," "believe," "estimate," "predict," "potential" or "continue" or the negative of these terms or other similar expressions. Each of these forward-looking statements involves risks and uncertainties. Actual results may differ materially from those, express or implied, in these forward-looking statements. Factors that may cause differences between current expectations and actual results include, but are not limited to, the following:

- The rate and degree of market acceptance of Phexxi® (lactic acid, citric acid and potassium bitartrate) vaginal gel
- Evofem's ability to successfully commercialize Phexxi in the United States and to enter into successful partnerships to commercialize Phexxi outside of the United States
- Evofem's ability to maintain and protect its intellectual property
- Evofem's ability to reduce its operating expenses, rely on existing cash reserves to fund its current development plans and operations, and to raise additional capital when needed
- The success of Evofem's ACA strategy
- Evofem's reliance on third-party providers, such as third-party manufacturers and clinical research organizations
- The presence or absence of any adverse events or side effects relating to the use of Phexxi
- The outcome, timing and success of Evofem's clinical trials including EVOGUARD
- Evofem's ability to retain members of its management and other key personnel
- General risks to the economy represented by spread and mutation of the COVID-19 virus
- Evofem's ability to obtain the necessary regulatory approvals for its product candidates and the timing of such approvals, and,
- Any other risk factors detailed in Evofem's filings from time to time with the U.S. Securities and Exchange Commission including, without limitation, the 10-K for the year ended December 31, 2021 filed with the SEC on March 10, 2022, 10-Q for the quarter ended March 31, 2022 filed with the SEC on May 10, 2022, and subsequent filings.

The forward looking statements in this presentation represent Evofem's views only as of the date of this presentation, May 11, 2022, and Evofem expressly disclaims any obligation or undertaking to release publicly any updates or revisions to any forward-looking statements contained herein to reflect any change in Evofem's expectations with regard thereto or any change in events, conditions or circumstances on which any such statements are based for any reason, except as required by law, even as new information becomes available or other events occur in the future. All forward-looking statements in this presentation are qualified in their entirety by this cautionary statement.

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NEARLY HALF OF ALL PREGNANCIES WORLDWIDE – ABOUT 121 MILLION – ARE UNINTENDED.

UNFPA's annual report.

62.9% OF WOMEN WHO STOPPED USING ORAL CONTRACEPTIVES DID SO BECAUSE OF SIDE EFFECTS.

2013 National Health Statistics Report published by the CDC.


PROBLEM

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A NEW CATEGORY WITH NO FDA-APPROVED COMPETITION

Phexxi is a product creating a brand-new contraception category. Although there are other well-established contraceptive solutions on-market, there's no solution that combines the following value-add differentiators for women around the world:

- On-demand solution: used when having sex.
- Non-hormonal: pH modulator that does not contain any hormones.



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F O R I N V E S T O R D I S C U S S I O N S O N L Y WE’RE LEADING THE REVOLUTION With innovative women’s reproductive and sexual health solutions MULTI-BILLION DOLLAR MARKET OPPORTUNITY FOR CURRENT AND LATE-STAGE INVESTIGATIONAL INDICATIONS THE FIRST AND ONLY ONLY ON-DEMAND, NON- HORMONAL PRESCRIPTION CONTRACEPTIVE VAGINAL GEL TOP-LINE DATA EXPECTED FALL 2022 FROM REGISTRATIONAL PHASE 3 TRIAL IN PREVENTION OF CHLAMYDIA AND GONORRHEA 5

A NEW CATEGORY OF BIRTH CONTROL

On-demand, non-hormonal FDA-approved vaginal contraceptive gel phexxi™
THE FIRST AND ONLY ON-DEMAND, NON-HORMONAL PRESCRIPTION CONTRACEPTIVE VAGINAL GEL
• pH MODULATOR
• FDA-APPROVED FOR PREVENTION OF PREGNANCY
• EASY APPLICATOR
• BOX OF 12



The Phexxi® Difference

- Hormone-Free
- Used Only When You Need It
- Woman-Controlled
- Easy to Use
- Easily Reversible

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PROVEN TO PREVENT PREGNANCIES W/O HORMONES

Results of AMPOWER | A phase 3 multicenter, single-arm, open label clinical trial (n=1384)

phexxi™

PRIMARY ENDPOINT

86% EFFICACY RATE OVER 7 CYCLES

KAPLAN-MEIER/TIME-TO-EVENT EFFICACY ANALYSIS OVER 7 CYCLES **WITH TYPICAL USE**.

7-CYCLE CUMULATIVE PREGNANCY RISK OF 13.7%

SECONDARY ANALYSIS

93% EFFICACY RATE OVER 7 CYCLES

KAPLAN-MEIER/TIME-TO-EVENT EFFICACY ANALYSIS OVER 7 CYCLES OF USE **WHEN USED AS DIRECTED**.

7-CYCLE CUMULATIVE PREGNANCY RISK OF 6.7%

POST HOC ANALYSIS

99% PREGNANCIES PREVENTED PER ACT OF INTERCOURSE

BASED ON 101 PREGNANCIES (n=1182) OVER 24,289 ACTS OF INTERCOURSE.

PER-ACT-OF-INTERCOURSE PREGNANCY RISK OF 0.415%

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MOA - PHEXXI IS A pH MODULATOR

Baseline vaginal pH levels can range from 3.5 – 4.5



WHEN SEMEN (pH 7.1-8) ENTERS THE VAGINA,

IT RAISES THE ENVIRONMENTAL pH LEVEL

ALLOWS SPERM TO BE MOBILE AND SWIM UP THE REPRODUCTIVE CANAL

PHEXXI KEEPS VAGINAL pH IN THE BASELINE RANGE

VAGINAL pH MODULATION UNDERLIES CURRENT PIPELINE PROGRAMS

MANY BACTERIAL & VIRAL PATHOGENS REQUIRE HIGHER VAGINAL pH FOR SURVIVAL

Initial targets:

- Gonorrhea: Confirmatory Phase 3
- Chlamydia: Confirmatory Phase 3
- Bacterial vaginosis: Phase 2-ready

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POTENTIAL MARKET OPPORTUNITY: $1.4 TO 2.3B

Based on U.S. contraceptive market breakdown

phexxi™

U.S. CONTRACEPTIVE MARKET:
72.2M WOMEN (1)



Non-Rx Contraceptive Users 10.3M
No Contraceptive 13.1M
Rx Contraceptive Users 18.8M
Other Non-Targets 12.3M
Surgical Sterilization 17.7M

NON-RX CONTRACEPTIVE USERS | 10.3M WOMEN

Potential acquisition 3.5-4.5% | 360-460K users (2) | Market opportunity $630-810M (3)

Non-Rx Contraceptives: 6.3M barrier methods; 2.8M withdrawal; 1.0M periodic abstinence; 0.1M other

NO CONTRACEPTIVE USERS | 13.1M WOMEN

Potential acquisition 2.0-3.5% | 260-460K users (2) | Market opportunity $450-810M (3)

RX CONTRACEPTIVE USERS | 18.8M WOMEN

Potential acquisition 1.0-2.0% | 190-380K users (2) | Market opportunity $330-670M (3)

1. Daniels K, Abma JC. Current contraceptive status among women aged 15-49: United States, 2015-2017. NCHS Data Brief. 2018; 327: 1-14.
2. Example market penetration in segment
3. Gross value of Phexxi user = $294.00 WAC x 6 annual fills = $1,764.00 (does not reflect net pricing to Evofem)

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F O R I N V E S T O R D I S C U S S I O N S O N L Y PHEXXI CELEBRITY CAMPAIGN Annie Murphy x Phexxi 10

NEW PUBLICATION: SEXUAL SATISFACTION DATA

Exploratory data from AMPOWER | A Phase 3 multicenter, single-arm, open label clinical trial (n=1330)

phexxi™

PUBLISHED IN THE PEER-REVIEWED *JOURNAL OF SEXUAL MEDICINE* IN APRIL 2022

88.7% OF WOMEN IMPROVED OR MAINTAINED THEIR SEX LIFE

INCREASES UNDERSTANDING OF WOMEN'S SEXUAL EXPERIENCE WITH PHEXXI BEYOND PREVENTION OF PREGNANCY

Thomas MA *et al.* Sexual Satisfaction Results With the Vaginal pH Modulator From the Phase 3 AMPOWER Study. *J Sex Med* 2022. https://www.jsm.jsexmed.org/article/S1743-6095(22)00831-1/fulltext

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VITACARE PRESCRIPTION SERVICES AGREEMENT
Enhanced "white glove" patient support

vitaCare
PRESCRIPTION SERVICES

- Helps patient navigate coverage and identify savings opportunities
- Facilitates communications between healthcare provider and payor
- Streamlines access to Phexxi
- Leads to more patients filling Phexxi Rx

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F O R I N V E S T O R D I S C U S S I O N S O N L Y CHLAMYDIA & GONORRHEA PREVENTION PHASE 3 EVOGUARD TRIAL

CHLAMYDIA & GONORRHEA PREVENTION | REGISTRATIONAL PHASE 3 EVOGUARD TRIAL

Near-term significant opportunity

CHLAMYDIA IS THE MOST FREQUENTLY REPORTED BACTERIAL INFECTION IN THE U.S. (1)

- Incidence: 4 million new cases in 2018 (2)
- Direct medical cost in 2018: $691 million (2)
- Up to 70% of infections are asymptomatic (3)
- Untreated chlamydia can result in long-term reproductive problems (3)
- The most common cause of infertility in the U.S.; accounts for 30% of cases (4,5)

GONORRHEA IS ON THE RISE AND INCREASINGLY ANTIBIOTIC RESISTANT

- Incidence: 1.6 million new cases in 2018 (2)
- Direct medical cost in 2018: $271 million (2)

1. CDC (2021): Sexually Transmitted Disease Surveillance 2019. https://www.cdc.gov/std/statistics/2019/default.htm
2. CDC. Sexually transmitted infections prevalence, incidence, and cost estimates in the United States. 2018 https://journals.lww.com/stdjournal/Fulltext/2021/04000/The_Estimated_Direct_Lifetime_Medical_Costs_of.3.aspx
3. Hoenderboom BM et al. Relation between chlamydia trachomatis infection and pelvic inflammatory disease, ectopic pregnancy and tubal factor infertility in a Dutch cohort of women previously tested for chlamydia in chlamydia screening trial. Sex Transm Infect. 2019
4. Sziller I et al. Chlamydia trachomatis infection, fallopian tube damage and a mannose-binding lectin codon 54 gene polymorphism. Hum Reprod Update. 2007
5. Dun EC and Nezhat CH. Tubal factor infertility: diagnosis and management in the era of assisted reproductive technology. Obstet Gynecol Clin North Am. 2012

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CHLAMYDIA & GONORRHEA PREVENTION | EXPECTED TIMELINE

Near-term significant opportunity

PHASE 3 EVOGUARD TRIAL
(1903 WOMEN, OVER 100 U.S. SITES)

U.S. REGULATORY PROCESS


2022
2023
2024
ENROLLMENT COMPLETION
FOUR MONTHS ACTIVE ONE MONTH FOLLOW UP DATA LOCK ANALYSIS
TOP-LINE RESULTS
SIX MONTHS FROM DATA TO FILING
FDA SUBMISSION (1)
FDA 60-DAY FILING DATE (1)
FAST TRACK REVIEW
POTENTIAL U.S. APPROVAL AND COMMERCIAL LAUNCH (2)

FDA HAS GRANTED EVO100 (PHEXXI) FAST TRACK DESIGNATION AND QIDP DESIGNATION FOR THE PREVENTION OF BOTH CHLAMYDIA AND GONORRHEA IN WOMEN

Target timeline as of May 11, 2022

1. Assumes favorable outcomes of EVOGUARD
2. Assumes FDA approval for these investigational indications

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F O R I N V E S T O R D I S C U S S I O N S O N L Y OTHER GROWTH AND VALUE CREATION OPPORTUNITIES Partnerships and more

OTHER GROWTH AND VALUE CREATION OPPORTUNITIES

Partnerships and more

SECURE PARTNERSHIP(S) FOR COMMERCIALIZATION OF PHEXXI IN FOREIGN MARKETS

- Upfront capital
- Milestone payments
- Tiered royalties on future sales

LEVERAGE U.S. SALES FORCE FOR OTHER WOMEN'S HEALTH PRODUCTS

- Identify synergistic products to co-market to OB/GYNs and allied healthcare providers
- Offset commercial operating costs

OTHER STRATEGIC OPPORTUNITIES

- Collaborating with Orion Biotechnology to develop first-in-class Multipurpose Prevention Technology (MPT) product candidate for prevention of HIV, chlamydia, gonorrhea and pregnancy in women

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$1.1 $1.9 $1.7 $3.6 $4.3 $- $0.5 $1.0 $1.5 $2.0 $2.5 $3.0 $3.5 $4.0 $4.5 $5.0 Q1 2021 Q2 2021 Q3 2021 Q4 2021 Q1 2022 INCREASING PHEXXI NET PRODUCT SALES 19% INCREASE F R O M Q 4 2 0 2 1 T O Q 1 2 0 2 2 IN M IL LI O NS 18

$46.0 $43.0 $45.1 $41.0 $33.2 $- $5.0 $10.0 $15.0 $20.0 $25.0 $30.0 $35.0 $40.0 $45.0 $50.0 Q1 2021 Q2 2021 Q3 2021 Q4 2021 Q1 2022 REDUCING OUR TOTAL OPERATING EXPENSES IN M IL LI O NS 19% DECREASE F R O M Q 4 2 0 2 1 T O Q 1 2 0 2 2 19

$(44.9) $(41.1) $(43.4) $(37.4) $(28.1) $(50.0) $(40.0) $(30.0) $(20.0) $(10.0) $- Q1 2021 Q2 2021 Q3 2021 Q4 2021 Q1 2022 IMPROVING OUR LOSS FROM OPERATIONS IN M IL LI O NS 20

COMMERCIAL MANUFACTURING AGREEMENT: BORA PHARMACEUTICALS SERVICES, INC. CANADA

45% reduction in cost of goods

Bora Pharmaceuticals

- Bora has proven expertise in GMP manufacturing of drug products
- Expected to decrease cost of goods 45% related to manufacturing, packaging, and testing of Phexxi
- Part of Evofem's efforts to reduce spend and continue to improve gross margin

- Technical transfer activities initiated Q2 2022
- Bora expected to begin manufacturing Phexxi in Q4 2022
- Initially for ex-U.S. nations where Phexxi is currently under regulatory review, including Mexico and Nigeria

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EXECUTING ON OUR STRATEGIC INITIATIVES: 2022

1. Expand Phexxi access
2. Increase Phexxi net revenues
3. Further reduce operating expenses
4. Report *EVOGUARD* trial top-line results
5. Advance business development



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KEY FINANCIAL METRICS

Nasdaq: EVFM

SHARES OUTSTANDING: 12.7 M (1)

RECENT SHARE PRICE: $1.21 (1)

WARRANTS OUTSTANDING: 7.4 M (1)

BALANCE SHEET HIGHLIGHTS (as of March 31, 2022)

- $2.8 M cash and cash equivalents
- $4.2 M restricted cash

1. as of May 9, 2022



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F O R I N V E S T O R D I S C U S S I O N S O N L Y SHATTERING THE HORMONE GLASS CEILING

F O R I N V E S T O R D I S C U S S I O N S O N L Y L E T ’ S T A L K . IN V ES TO R CO N T A CT: A m y R asko p f , V P o f In vesto r R e lat io n s + 1 9 1 7 6 7 3 5 7 7 5 i r@ evo fem .co m 25